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  Prospectus Supplement

The Universal Institutional Funds, Inc.


 Supplement dated February 1, 2002 to Prospectus dated May 1, 2001 of:

 Value Portfolio
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The Prospectus is hereby amended and supplemented to reflect changes in the management of the Value Portfolio of The Universal Institutional Funds, Inc. The Adviser's Large Cap Value and Core Equity Teams now manage the Value Portfolio.

Accordingly, the section of the Prospectus titled "Portfolio Managers" is hereby replaced by the following:

The Portfolio's assets are managed by the Large Cap Value and Core Equity Teams. Current members of the teams include Richard M. Behler, Managing Director, Brian Kramp, Executive Director, and Eric F. Scharpf, Vice President.





Please retain this supplement for future reference.